Exhibit 99.1

Company Contact:
Charles R. Daniel, III
Chief Financial Officer
(314) 621-0699

Investor Contacts:
ICR, Inc.
Allison Malkin/Rachel Schacter
(203) 682-8225/(646) 277-1243

BAKERS FOOTWEAR FILES FOR CHAPTER 11 REORGANIZATION
TO ADDRESS FINANCIAL AND OPERATIONAL CHALLENGES

ST. LOUIS, MO. – October 3, 2012 –Bakers Footwear Group, Inc. (the “Company”) (OTCQB: BKRS) announced today that it is restructuring its business operations through a formal Chapter 11 reorganization process. The Company sought the protection of the Chapter 11 Bankruptcy Court in the Eastern District of Missouri (the “Court”).

As previously disclosed, prior losses and recent lower than planned sales have placed increased pressure on the Company’s liquidity position and resulted in the Company’s default under its senior credit facility.  Subject to the bankruptcy process, the Company intends to continue to pursue its previously announced restructuring plans as described in its Current Report on Form 8-K filed on August 27, 2012, including the sale of up to 52 leases to Aldo U.S., Inc. (“Aldo”), closure of other stores, liquidation of inventory of closed stores and other actions.

Given the situation, the Company is working collaboratively with its stakeholders and moving as quickly and as expeditiously as possible to ensure that value is maximized for all of the constituents and the Company can reorganize and emerge from bankruptcy.

All 215 Bakers stores in 34 states are open and serving customers. All other customer programs and policies, including those pertaining to coupons and refunds, remain in effect.

The Company intends to work to restructure its business and its lending arrangements through the bankruptcy process.  However, the Company can give no assurance as to the amount of recovery, if any, by its pre-filing creditors.  The Company does not anticipate any recovery by its common stockholders. The Company has retained restructuring legal counsel, Bryan Cave LLP, and financial and restructuring advisors, Alliance Management, to assist in the process.

Pursuant to the Bankruptcy Code, the Company plans to operate its business as Debtor-in-Possession (“DIP”). On October 3, 2012, in connection with the Chapter 11 case, the Company requested Court approval for a proposed credit agreement with Crystal Financial LLC (“Crystal”). Proposed terms of the credit agreement have been filed with the Court and a description of certain terms have been filed with a Current Report on Form 8-K.

About Bakers Footwear Group, Inc.
Bakers Footwear Group, Inc. is a national, mall-based, specialty retailer of distinctive footwear and accessories for young women. The Company’s merchandise includes private label and national brand dress, casual and sport shoes, boots, sandals and accessories. The Company currently operates 215 stores nationwide. Bakers’ stores focus on women between the ages of 16 and 35. Wild Pair stores offer fashion-forward footwear to women between the ages of 17 and 29.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS (WITHIN THE MEANING OF SECTION 27(A) OF THE SECURITIES ACT OF 1933 AND SECTION 21(E) OF THE SECURITIES EXCHANGE ACT OF 1934) AND EXPECTATIONS REGARDING THE COMPANY’S FUTURE PERFORMANCE. THE COMPANY HAS NO DUTY TO UPDATE SUCH STATEMENTS. ACTUAL FUTURE EVENTS AND CIRCUMSTANCES COULD DIFFER MATERIALLY FROM THE STATEMENTS AND THE EVENTS AND CIRCUMSTANCES SET FORTH IN THIS CURRENT REPORT DUE TO VARIOUS FACTORS. THESE FACTORS INCLUDE, AMONG OTHER THINGS, THE ABILITY OF THE COMPANY TO CONTINUE AS A GOING CONCERN, THE COMPANY’S ABILITY TO OBTAIN BANKRUPTCY COURT APPROVAL WITH RESPECT TO MOTIONS IN THE CHAPTER 11 CASE, THE PRELIMINARY NATURE OF ESTIMATES OF THE COSTS AND BENEFITS OF THE COMPANY’S VARIOUS RESTRUCTURING ACTIVITIES, THE COMPANY’S ABILITY TO EFFECT ITS RESTRUCTURING PLANS, RISKS ASSOCIATED WITH THE COMPANY’S ABILITY TO ENTER INTO AND COMPLY WITH A DEBTOR-IN-POSSESSION CREDIT AGREEMENT, INCLUDING FINANCIAL COVENANTS AND DEADLINES IN THE CHAPTER 11 CASE, RISKS ASSOCIATED WITH THIRD PARTY MOTIONS IN THE CHAPTER 11 CASE, WHICH MAY INTERFERE WITH THE COMPANY’S ABILITY TO DEVELOP AND CONSUMMATE ONE OR MORE PLANS OF REORGANIZATION ONCE SUCH PLANS ARE DEVELOPED, THE POTENTIAL ADVERSE EFFECTS OF THE CHAPTER 11 PROCEEDINGS ON THE COMPANY’S LIQUIDITY, RESULTS OF OPERATIONS, BRAND OR BUSINESS PROSPECTS, INCREASED LEGAL COSTS RELATED TO THE BANKRUPTCY FILING AND OTHER LITIGATION, THE EFFECTS OF THE BANKRUPTCY FILING ON THE INTERESTS OF VARIOUS CREDITORS, EQUITY HOLDERS AND OTHER STAKEHOLDERS, THE LENGTH OF TIME IN WHICH THE COMPANY WILL OPERATE IN CHAPTER 11, THE CONTINUING COMMITMENT OF THE COMPANY’S LANDLORDS AND VENDORS, INCLUDING DELIVERY OF INVENTORY, THE CONSENT OF THE COMPANY’S LANDLORDS TO TRANSFER OR TERMINATE LEASES RELATING TO THE AFFECTED STORES, THE INABILITY TO SATISFY DEBT COVENANTS, MATERIAL DECLINES IN SALES TRENDS AND LIQUIDITY, MATERIAL CHANGES IN THE COMPANY’S BUSINESS, PROSPECTS, RESULTS OF OPERATIONS OR FINANCIAL CONDITION, AND OTHER RISKS AND UNCERTAINTIES, INCLUDING THOSE DETAILED IN THE COMPANY’S FILINGS WITH THE U.S. BANKRUPTCY COURT OF THE EASTERN DISTRICT OF MISSOURI, THE MOST RECENT ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q, INCLUDING THOSE DISCUSSED IN “RISK FACTORS,” IN “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL POSITION AND RESULTS OF OPERATIONS” AND IN NOTE 2 TO THE COMPANY’S FINANCIAL STATEMENTS, AND IN THE COMPANY’S FORM 12B-25 FILED ON SEPTEMBER 12, 2012, AND ON THE COMPANY’S OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.